EX-21.1 OTHERDOC
         SUBSIDIARIES OF REGISTRANT

                          INTERSIL HOLDING CORPORATION
                           SUBSIDIARIES OF REGISTRANT
                               AS OF MARCH 7, 2001


                                                STATE OR OTHER JURISDICTION OF
          SUBSIDIARY NAME                               INCORPORATION
         ---------------                        ------------------------------
U.S.
Choice-Intersil Microsystems, Inc.                            Kansas
Interbond, LLC                                                Delaware
Intersil Americas Inc.                                        Delaware
Intersil Investment Company                                   Delaware
Intersil (FL), LLC                                            Delaware
Intersil (OH), LLC                                            Delaware
Intersil (PA), LLC                                            Delaware
Intersil Prism, LLC                                           Delaware
Intersil-NWN Holding, LLC                                     Delaware
No Wires Needed USA Inc.                                      New Jersey
SiCOM, Inc.                                                   Delaware

CARIBBEAN
---------
Sapphire Worldwide Investments Inc.                           British Virgin Islands

ASIA
----
Intersil China Limited                                        Hong Kong, PRC
Intersil K. K.                                                Japan
Intersil YH                                                   Korea
Intersil Advanced Technology (Labuan) Ltd.                    Federation of Labuan, Malaysia
Intersil Services Company Sdn. Bhd.                           Malaysia
Intersil Pte. Ltd.                                            Singapore
Intersil Ltd.                                                 Taiwan

EUROPE
------
Intersil S.A.                                                 Belgium
Intersil Sarl                                                 France
Intersil GmbH                                                 Germany
Intersil Srl                                                  Italy
Intersil Holding GmbH                                         Switzerland
Intersil Europe Sarl                                          Switzerland
Intersil B.V.                                                 The Netherlands
Intersil Wireless B.V.                                        The Netherlands
No Wires Needed (NWN) B.V.                                    The Netherlands
Intersil Limited                                              United Kingdom
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